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                             The Ryland Group, Inc.
                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of The Ryland Group, Inc., a Maryland corporation, constitute and appoint Andre W. Brewster and Alan P. Hoblitzell, Jr., and either of them, the true and lawful agents and attorneys-in-fact, and in either of them, to sign for the undersigned in their respective names as directors and officers of The Ryland Group, Inc., the Annual Report on Form 10-K of The Ryland Group, Inc., for the fiscal year ended December 31, 1993, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934. We hereby confirm all acts taken by such agents and attorneys-in-fact, or either of them, as herein authorized.

DATED:  February 16, 1994          /s/ Andre W. Brewster
                                   -------------------------------------
                                   Andre W. Brewster, Director,
                                   Chairman of the Board


                                   /s/ James A. Flick, Jr.
                                   -------------------------------------
                                   James A. Flick, Jr., Director


                                   /s/ R. Chad Dreier
                                   -------------------------------------
                                   R. Chad Dreier, Director
                                   Chief Executive Officer
                                   (Principal Executive Officer)


                                   /s/ Robert J. Gaw
                                   -------------------------------------
                                   Robert J. Gaw, Director


                                   /s/ Leonard M. Harlan
                                   -------------------------------------
                                   Leonard M. Harlan, Director


                                   /s/ L.C. Heist
                                   -------------------------------------
                                   L.C. Heist, Director


                                   /s/ Alan P. Hoblitzell, Jr.
                                   -------------------------------------
                                   Alan P. Hoblitzell, Jr., Director,
                                   Executive Vice President and
                                   Chief Financial Officer
                                   (Principal Financial Officer)


                                   /s/ William G. Kagler
                                   -------------------------------------
                                   William G. Kagler, Director


                                   /s/ John H. Mullin, III
                                   -------------------------------------
                                   John H. Mullin, III, Director


                                   /s/ John O. Wilson
                                   -------------------------------------
                                   John O. Wilson, Director

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